EXECUTION VERSION
SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 8, 2021, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).
RECITALS
1.    The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Fifth Amended and Restated Receivables Purchase Agreement, dated as of June 22, 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.    The parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.
2.    Amendments to the Agreement. The Agreement is hereby amended as follows:
(a)    Section 2(g) of Exhibit (iv) is hereby amended and restated as follows:
(g)    Change in Lock-Box Banks, Lock-Box Accounts and Payment Instructions to Obligors. The Servicer and, to the extent that it ceases to be the Servicer, WESCO, shall not (and shall not permit any Originator to) add or terminate any bank as a Lock-Box Bank or any account as a Lock-Box Account from those listed in the Lock-Box Schedule Letter Agreement, or make any change in its instructions to Obligors regarding payments to be made to the Servicer or any Lock-Box Account (or related post office box), unless the Administrator shall have consented thereto in writing and the Administrator shall have received copies of all agreements and documents (including Lock-Box Agreements) that it may request in connection therewith.
(b)    Exhibit I to the Agreement is hereby amended by amending and restating the defined term “Lock-Box Agreement” as follows:
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“Lock-Box Agreement” means an agreement among the Seller, the Servicer, a Lock-Box Bank and the Administrator, for the benefit of the Purchasers, establishing “control” (as defined in Section 9-104 of the applicable UCC) of the Administrator in the Lock-Box Account(s) referenced therein.
(c)    Schedule X to the Agreement is hereby deleted in its entirety and replaced with Schedule X attached hereto.
3.    Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows:
(a)    Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement, as amended hereby, are true and correct as of the date hereof.
(b)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
4.    Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the date hereof, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
5.    Effectiveness. This Amendment shall become effective upon the Administrator’s receipt of counterparts of this Amendment executed by each of the other parties hereto.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
7.    Governing Law; Jurisdiction.
7.1    THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
7.2    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS

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PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
8.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
9.    Consents. The parties hereto hereby consent to the filing (at the Servicer’s expense) of UCC-3 financing statements in substantially the form attached hereto as Schedule A.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
WESCO RECEIVABLES CORP.

By: /s/ Brian M. Begg
Name: Brian M. Begg
Title: Treasurer

WESCO DISTRIBUTION, INC.,
as Servicer

By: /s/ Brian M. Begg
Name: Brian M. Begg
Title: Senior Vice President and Treasurer

    S-1                Second Amendment to
                Fifth A&R RPA
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PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser

By:     /s/ Imad Naja
Name:    Imad Naja
Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for PNC Bank, National
Association

By:     /s/ Imad Naja
Name:    Imad Naja
Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:     /s/ Imad Naja
Name:    Imad Naja
Title:    Senior Vice President

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                Fifth A&R RPA
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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Purchaser

By:     /s/ Jonathan Davis
Name:    Jonathan Davis
Title:    Asst Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Wells Fargo Bank, National Association

By:     /s/ Jonathan Davis
Name:    Jonathan Davis
Title:    Asst Vice President

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                Fifth A&R RPA
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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Committed Purchaser

By:     /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Managing Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for Fifth Third Bank, National Association

By:     /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Managing Director

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                Fifth A&R RPA
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LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:     /s/ Kevin J. Corrigan
Name:    Kevin J. Corrigan
Title:    Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser

By:     /s/ Douglas Noe
Name:    Douglas Noe
Title:    Managing Director

THE BANK OF NOVA SCOTIA, as Purchaser Agent for The Bank of Nova Scotia and Liberty Street Funding LLC

By:     /s/ Douglas Noe
Name:    Douglas Noe
Title:    Managing Director

    S-5                Second Amendment to
                Fifth A&R RPA
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COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO-DOMINION BANK, as a Conduit Purchaser

By:     /s/ Luna Mills
Name:    Luna Mills
Title:    Managing Director

The TORONTO-DOMINION BANK, as
Committed Purchaser

By:     /s/ Luna Mills
Name:    Luna Mills
Title:    Managing Director

The TORONTO-DOMINION BANK, as     Purchaser Agent for The Toronto Dominion Bank and Reliant Trust

By:     /s/ Luna Mills
Name:    Luna Mills
Title:    Managing Director

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                Fifth A&R RPA
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BANK OF AMERICA, NATIONAL ASSOCIATION, as a Committed Purchaser

By:     /s/ Christopher Haynes
Name:    Christopher Haynes
Title:    Senior Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Purchaser Agent for Bank of America, N.A.

By:     /s/ Christopher Haynes
Name:    Christopher Haynes
Title:    Senior Vice President

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                Fifth A&R RPA
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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Committed Purchaser

By:     /s/ Robert Castro
Name:    Robert Castro
Title:    Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Purchaser Agent for Bank of America, N.A.

By:     /s/ Robert Castro
Name:    Robert Castro
Title:    Authorized Signatory

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                Fifth A&R RPA
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HSBC BANK USA, NATIONAL ASSOCIATION, as a Committed Purchaser

By:     /s/ Stephen Santini
Name:    Stephen Santini
Title:    Vice President

HSBC SECURITIES USA INC., as Purchaser Agent for HSBC Bank USA, National Association

By:     /s/ Nicholas Walach
Name:    Nicholas Walach
Title:    Director

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                Fifth A&R RPA
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SCHEDULE X

EXCLUDED RECEIVABLES

“Excluded Receivable” means any Receivable (without giving effect to the exclusion of “Excluded Receivables” from the definition thereof):
(i) that both (i) is owed by an Obligor not a resident of the United States and (ii) is denominated in a currency other than U.S. dollars,
(ii) the Obligor of which is Siemens AG or any Subsidiary thereof,
(iii) the Obligor of which is Siemens Energy AG or any Subsidiary thereof,
(iv) the Obligor of which is Mondelez International Inc. or any Subsidiary thereof,
(v) the Obligor of which is Evoqua Water Technologies LLC or any Subsidiary thereof and such Receivable was originated on or after September 26, 2019,
(vi) the Obligor of which is Fameccanica North America, Inc.  or any Subsidiary thereof,
(vii) the Contract for which is the Maintenance, Repair and Operating Supplies Agreement, dated on or about May 4, 2018, between, inter alia, WESCO Distribution Inc. and Dow Dupont Inc., owing by DowDupont Inc. (or any Subsidiary thereof) or any Person that is a successor in interest to DowDupont Inc. with respect to such Contract (or any Subsidiary thereof),
(viii) the Obligor of which is Crown Holdings Inc. or any Subsidiary thereof,
(ix) that is originated by any Originator that is joining the Sale Agreement on the date hereof and the Obligor of which is (a) Stanley Black & Decker, Inc. (or any Subsidiary thereof), (b) Rockwell Collins (or any Subsidiary thereof) or (c) Electrical Components International Inc. (or any Subsidiary thereof), or
(x) identified on the accounting ledgers of the Servicer as being a Receivable originated by the branch identification number 7669 in the Servicer’s accounting system in accordance with its practices in effect as of the date hereof and without giving effect to any change thereto which would result in a material amount of additional Receivables being considered Excluded Receivables.

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Schedule A
UCC-3 Financing Statements

On File With:

WESCO Receivables Corp.

225 West Station Square Drive, Suite 700
Pittsburgh, PA 15219
Attn: Treasurer
Telephone: (412) 454-2374
Facsimile: (412) 454-2515

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